UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2016

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On December 13, 2016, Moelis & Company issued a press release announcing the declaration of a special dividend of $1.25 per share payable on January 5, 2017 to common stockholders of record on December 23, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As required under Section 5 of the Company’s 2014 Omnibus Incentive Plan, the Compensation Committee of the Company’s Board of Directors equitably reduced the exercise price of the Company’s outstanding options to purchase common stock by $1.25 from $23.20 per share to $21.95 per share.  Such options are held by certain current and former employees of the Company, including officers and directors.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press release of Moelis & Company dated December 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

	By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date: December 13, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Moelis & Company dated December 13, 2016.